UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2020

Solitron Devices, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-04978	22-1684144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Electronics Way, West Palm Beach, Florida	33407
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code  (561) 848-4311 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01
Entry into a Material Definitive Agreement.

On July 21, 2020, Solitron Devices, Inc. (the “Company”) executed a promissory note in favor of Bank of America, N.A. (the "Lender") for an unsecured $807,415 loan under the Paycheck Protection Program (the “PPP Loan”). The Company received the proceeds of the PPP Loan on July 23, 2020.

The Paycheck Protection Program (or “PPP”) was established under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and is administered by the U.S. Small Business Administration.

The interest rate on the PPP Loan is 1.00%, which shall be deferred for the first six months of the term of the loan but interest will continue to accrue during such time. The PPP Loan will mature on July 21, 2025. The PPP Loan is non-recourse and unsecured. The promissory note evidencing the PPP Loan contains customary events of default relating to, among other things, bankruptcy, insolvency, dissolution, payment defaults, breach of representations and warranties, failure to provide the Lender with financial information requested, and the Lender in good faith believes that the prospect of payment by the Company of the PPP Loan is impaired. The PPP Loan may be accelerated upon the occurrence of an event of default. Under the terms of the CARES Act, PPP Loan recipients can apply for and be granted forgiveness for all or a portion of loans granted under the PPP. The Company intends to use the loan proceeds for payroll costs, including payments required to continue group health care benefits, and mortgage interest, rent or utility costs and the maintenance of employee and compensation levels. No assurance is provided that the Company will obtain forgiveness of the PPP Loan in whole or in part.

The foregoing descriptions of the Promissory Note do not purport to be complete and are qualified in their entirety by reference to the full text of the Promissory Note attached to this report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially. Investors are warned that forward-looking statements involve risks and unknown factors including, but not limited to: our expectations regarding the potential impacts on our operations of the COVID-19 pandemic; our expectations regarding the use of the PPP Loan proceeds; our ability to obtain forgiveness of the PPP Loan in whole or in part; potential impacts on our supply chain and on our customers of the COVID-19 pandemic; overall changes in governmental spending for military and space programs; customer cancellation or rescheduling of orders, problems affecting delivery of vendor-supplied raw materials and components, unanticipated manufacturing problems and availability of direct labor resources.

The Company does not intend to update the forward-looking statements contained herein, except as may be required by law.

Item 2.03
Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 and Exhibit 10.1 of this report on Form 8-K are incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits

10.1             Promissory Note, dated July 21, 2020, by and between Solitron Devices, Inc. and Bank of America.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLITRON DEVICES, INC.

Date: July 27, 2020	By:	/s/ Tim Eriksen
Tim Eriksen
Chief Executive Officer and Interim Chief Financial Officer